UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

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Date of Report (Date of earliest event reported):
December 23, 2004

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MOCON, INC.
(Exact name of registrant as specified in its charter)

Minnesota	0-9273	41-0903312
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)
7500 Boone Avenue North
Minneapolis, MN	55428
(Address of principal executive offices)	(Zip Code)

(763) 493-6370
(Registrant’s telephone number, including area code)

Not applicable.
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 – Registrant’s Business and Operations

Item 1.01.     Entry into a Material Definitive Agreement

        Option Grants. On December 23, 2004, the Board of Directors of MOCON, Inc. approved, upon the recommendation of the Compensation Committee, the grant of incentive stock options to purchase that number of shares of MOCON common stock as indicated in the table below to MOCON’s executive officers. The options were granted under the MOCON, Inc. 1998 Stock Option Plan and pursuant to the terms of stock option agreements between MOCON and each of the executive officers, substantially in the form of Exhibit 99.1 to this report, which form is incorporated herein by this reference. The options have an exercise price of $9.175 per share, which represents the mean between the reported high and low sale prices of a share of MOCON common stock on the date of grant, as reported by the Nasdaq National Market. Each of the options has a ten-year term and is immediately exercisable in full.

Name	Title	Number of Options

Robert L. Demorest	Chairman, President and Chief Executive Officer	10,000

Daniel W. Mayer	Executive Vice President	5,000

Dane D. Anderson	Vice President and Chief Financial Officer, Treasurer and Secretary	5,000

Douglas J. Lindemann	Vice President and General Manager	5,000

Ronald A. Meyer	Vice President	3,500

        The Board of Directors of MOCON also approved on December 23, 2004 the grant of non-statutory stock options to purchase 3,000 shares of MOCON common stock to MOCON’s non-employee directors. The options were granted under the MOCON, Inc. 1998 Stock Option Plan and pursuant to the terms of stock option agreements between MOCON and each of the non-employee directors, substantially in the form of Exhibit 99.2 to this report, which form is incorporated herein by this reference. The options have an exercise price of $9.175 per share, which represents the mean between the reported high and low sale prices of a share of MOCON common stock on the date of grant, as reported by the Nasdaq National Market. Each of the options has a ten-year term and is exercisable commencing on the first anniversary of the date of the grant.

        Fiscal 2005 Base Salaries. On December 23, 2004, the Compensation Committee approved base salary increases for MOCON’s executive officers to be effective January 1, 2005. The fiscal 2005 base salaries for MOCON’s executive officers, as set forth in the table below, represent an increase of five percent for Mr. Demorest, and four percent for each of Messrs. Mayer, Anderson and Lindemann, over such individuals’ base salaries for 2004.

Name	Title	2005 Base Salary

Robert L. Demorest	Chairman, President and Chief Executive Officer	$227,115

Daniel W. Mayer	Executive Vice President	$173,156

Dane D. Anderson	Vice President and Chief Financial Officer, Treasurer and Secretary	$147,624

Douglas J. Lindemann	Vice President and General Manager	$141,720

        Mr. Meyer’s hourly rate will also increase by four percent over his hourly rate for 2004, to $77.02 per hour for 2005. These salary and hourly rate increases were set forth in resolutions approved by the Compensation Committee and are not otherwise set forth in any written agreements between MOCON and the executive officers.

        Fiscal 2005 Incentive Pay Plan. In addition to base compensation, MOCON provides its executive officers and other employees a direct financial incentive to achieve MOCON’s annual profit goals through the MOCON, Inc. Incentive Pay Plan, which was established pursuant to resolutions of the Compensation Committee effective January 1, 2003 and filed as an exhibit to MOCON’s annual report on Form 10-K for the year ended December 31, 2002. Under the Incentive Pay Plan, annual goals are measured by MOCON’s annual net income before income taxes and incentives for Mr. Demorest, Mr. Anderson, Mr. Mayer and Mr. Meyer, who have overall corporate responsibilities, and by MOCON’s semi-annual operating profit before incentives, and by semi-annual bookings, by business units for Mr. Lindemann, who is in charge of several of MOCON’s business units. The Incentive Pay Plan contemplates that each year the Compensation Committee will establish goal amounts for MOCON’s executive officers and will determine the percentage of salary at goal for MOCON’s executive officers. On December 23, 2004, the Compensation Committee established these goal amounts and determined these percentages. Although the goal amounts are confidential, the 2005 percentages of salary at goal range from thirty percent to sixty-five percent of 2005 base salary earned, at goal, with the actual incentive paid based on the percentage of goal achieved, up to a maximum of one hundred fifty percent. The fiscal 2005 goals and percentages of salary were set forth in resolutions approved by the Compensation Committee and are not otherwise set forth in any written agreements between MOCON and the executive officers.

        Fiscal 2005 Special Performance Related Bonuses. On December 23, 2004, the Compensation Committee decided to establish individual special performance related bonus arrangements for Messrs. Demorest, Mayer, Anderson and Lindemann to further motivate these individuals to attain certain company-related performance goals in addition to the profitability performance-related goals covered under MOCON’s Incentive Pay Plan. While the specific performance goals remain confidential, the bonuses if paid will be in the form of an extra week of paid vacation and an all-expense paid trip for two, up to maximum amounts ranging from $7,500 to $10,000. The terms of the fiscal 2005 special performance related bonuses were set forth in resolutions approved by the Compensation Committee and are not otherwise set forth in any written agreements between MOCON and the executive officers.

        Amendment to MOCON, Inc. Savings and Retirement Plan. On December 27, 2004, the Board of Directors of MOCON approved an amendment to the MOCON, Inc. Savings and Retirement Plan, a defined contribution retirement plan with a cash or deferred arrangement, to add a “true-up” provision, effective as of January 1, 2004. MOCON’s matching contributions to employees are made each payroll period (based on the employee’s 401(k) contributions and plan compensation for the payroll period). The “true-up” matching contributions are determined as of December 31st of each plan year and are based on the employee’s 401(k) contributions and plan compensation during the plan year.  The purpose of the “true-up” provision is to ensure that an employee who may not make 401(k) contributions during the entire plan year still receives the maximum matching contributions he or she would be entitled to under the plan’s matching contribution formula.  To receive a true-up matching contribution for a particular plan year an employee must either: (1) be employed with MOCON, Inc. or an affiliated organization on December 31st of such plan year; or (2) have terminated employment during such plan year on or after attaining age 65, on account of death or on account of becoming disabled. A copy of the plan amendment is attached as Exhibit 99.3 to this report and is incorporated herein by this reference.

Section 9 – Financial Statements and Exhibits

Item 9.01     Financial Statements and Exhibits.

(c)	Exhibits.

Exhibit No.	Description

99.1	Form of Incentive Stock Option Agreement between MOCON, Inc. and its Executive Officers
99.2	Form of Non-Statutory Stock Option Agreement between MOCON, Inc. and its Non-Employee Directors and Executive Officers
99.3	Amendment to the MOCON, Inc. Savings and Retirement Plan

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MOCON, INC.

Dated: December 29, 2004	By:	/s/ Robert L. Demorest

Robert L. Demorest
Chairman, President and
Chief Executive Officer

MOCON, INC.
CURRENT REPORT ON FORM 8-K
EXHIBIT INDEX

Exhibit No.	Description	Method of Filing
99.1	Form of Incentive Stock Option Agreement between MOCON, Inc. and its Executive Officers	Filed herewith
99.2	Form of Non-Statutory Stock Option Agreement between MOCON, Inc. and its Non-Employee Directors and Executive Officers	Filed herewith
99.3	Amendment to the MOCON, Inc. Savings and Retirement Plan	Filed herewith